UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Semiannual Report to Shareholders

DWS Climate Change Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

23 Financial Statements

27 Financial Highlights

31 Notes to Financial Statements

39 Investment Management Agreement Approval

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Summary of Administrative Fee Evaluation by Independent Fee Consultant

50 Account Management Resources

51 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities, particularly in emerging markets, presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Stocks of small-cap companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and more abrupt market movements. Additionally, the fund concentrates its investments in climate change-related companies, increasing its vulnerability to industry risks and regulatory developments. All of these factors may result in greater share price volatiltiy. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 2.34%, 3.08% and 1.98% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/08
DWS Climate Change Fund	6-Month‡	1-Year	Life of Fund*
Class A	-50.24%	-51.14%	-41.34%
Class C	-50.44%	-51.52%	-41.80%
Institutional Class	-50.10%	-51.10%	-41.24%
MSCI World Index+	-40.89%	-43.30%	-34.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
Net Asset Value Information
	Class A	Class C	Institutional Class
Net Asset Value: 11/30/08	$ 5.17	$ 5.12	$ 5.19
5/31/08	$ 10.39	$ 10.33	$ 10.40
Lipper Rankings — Global Multi-Cap Growth Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	78	of	95	82

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Climate Change Fund — Class A [] MSCI World Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/08
DWS Climate Change Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$4,605	$4,886
	Average annual total return	-53.95%	-44.09%
Class C	Growth of $10,000	$4,848	$5,134
	Average annual total return	-51.52%	-41.80%
MSCI World Index+	Growth of $10,000	$5,670	$5,872
	Average annual total return	-43.30%	-34.68%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Climate Change Fund — Institutional Class [] MSCI World Index+

Comparative Results as of 11/30/08
DWS Climate Change Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$489,000	$519,400
	Average annual total return	-51.10%	-41.24%
MSCI World Index+	Growth of $1,000,000	$567,000	$587,200
	Average annual total return	-43.30%	-34.68%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 2.11% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 11/30/08
DWS Climate Change Fund	6-Month‡	1-Year	Life of Fund*
Class S	-50.14%	-51.10%	-41.24%
MSCI World Index+	-40.89%	-43.30%	-34.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/08	$ 5.19
5/31/08	$ 10.41
Lipper Rankings — Global Multi-Cap Growth Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	76	of	95	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Climate Change Fund — Class S [] MSCI World Index+

Comparative Results as of 11/30/08
DWS Climate Change Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$4,890	$5,194
	Average annual total return	-51.10%	-41.24%
MSCI World Index+	Growth of $10,000	$5,670	$5,872
	Average annual total return	-43.30%	-34.68%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2008 to November 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 497.60	$ 495.60	$ 498.60	$ 499.00
Expenses Paid per $1,000*	$ 6.57	$ 9.37	$ 5.64	$ 5.64
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,016.29	$ 1,012.53	$ 1,017.55	$ 1,017.55
Expenses Paid per $1,000*	$ 8.85	$ 12.61	$ 7.59	$ 7.59
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Climate Change Fund	1.75%	2.50%	1.50%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Climate Change Fund's strategy and the market environment during the semiannual period ended November 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the fund perform relative to its benchmark?

A: The total return of the fund's Class A shares for the six-month period ended November 30, 2008, was -50.24%. The fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned -40.89% during the same interval.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How was the fund affected by the difficulties in the broader investment environment?

A: The key driver of the market downturn of the past year was the intensification of the global credit crisis and the resulting slowdown in global economic growth. This fund's focus on the climate change theme resulted in a concentration in the industrials sector, which underperformed the broader market at a time of both weaker growth and scarce credit. Consequently, the fund was vulnerable to the environment that characterized the past year. Additionally, the types of stocks in which the fund invests tend to be "higher-beta," in other words, more volatile than the overall market. As would be expected, this is a negative when the market is as weak as it was during the past year.

Q: How have you responded to this challenging market backdrop?

A: We took three steps to add an element of defensiveness to the fund. The first was to allow the fund's cash weighting to rise as we exited positions. Rather than redeploying the proceeds into new positions, we elected to wait to take better advantage of falling prices at a later time. At its highest point midway through the period, the fund's cash weighting stood at almost 20% of assets. Typically, we would expect this weighting to be closer to 2% in normal market conditions. This strategy is reflected in the reduction in the fund's total individual holdings from 100 in the beginning of the summer to 80 at the end of the period.

Second, we adjusted the weightings in the three major segments of the portfolio. To review, the fund seeks to invest in industries and companies that are involved in both the mitigation of, and adaptation to, climate change. In mitigation, which comprises two of the three portfolio segments, we look at companies in the energy efficiency and clean technology fields. In adaptation, we search for companies that help address the effects of climate change (the third segment of the fund). While all three groups delivered negative returns, the adaptation theme tends to be more conservative due to its higher weighting in defensive types of companies. With this as the backdrop, we opted to hold a higher-than-normal weighting in the adaptation theme until the broader market environment became more favorable.

Third, we sought to mitigate risk by selling positions in companies with highly leveraged balance sheets, potential short-term financing issues and negative free cash flows. Instead, we emphasized companies that are less affected by the cyclical downturn. For instance, we believe companies in the energy infrastructure sector, where long-term cycles dominate and projects exhibit a longer lifetime, may hold up better at a time of slower growth. We are also focusing on companies with healthy balance sheets, strong portfolios of existing projects and sufficient government ties to ensure a steady flow of new projects.

While these steps did not prevent the fund from underperforming, we believe they helped mitigate some of the potential downside associated with investing in the industrials and alternative energy sectors during the past year. Additionally, we believe these moves help position the fund for any additional market volatility that may occur in the months ahead.

Q: What were some positions that helped performance?

A: When discussing the fund's six-month performance results, it is important to keep in mind that the extreme weakness in the global markets meant that virtually all of its holdings finished the period in the red. Still, a number of individual positions outpaced the -40.89% return of the MSCI World Index. Among these were the utility companies PG&E Corp., a US-based utility company that reported strong profit growth, and Entergy Corp., a global electric power producer whose steady earnings made the stock an attractive defensive investment amid volatility in the broader market. ITC Holdings Corp., a US company that specializes in power grid management, also outperformed after raising 2008 earnings guidance.

In the agricultural sector, Archer-Daniels-Midland Co. — which produces, processes, stores and transports agricultural commodities — outpaced the broader market behind better-than-expected earnings. Archer-Daniels-Midland's shares were pressured by falling corn prices throughout 2008, but the company made up a portion of this shortfall via its oilseeds processing and agricultural services businesses.

Also making positive contributions were Rayonier, Inc. and Plum Creek Timber Co., Inc. Rayonier, a forestry products company, was helped by having a portion of its income derived from the relatively stable business of selling fibers used in consumer staples such as diapers and cosmetics. Plum Creek, meanwhile, was helped by the fact that timber prices have held up relatively well amid the downturn in commodities. Our basis for holding these two stocks is that both are "carbon sequesterers." In the event that President-elect Barack Obama is able to institute his "cap-and-trade" system for carbon emissions, we believe companies such as Rayonier and Plum Creek will be in a position to boost their incomes through the sale of carbon credits.

Q: What investments have been less successful?

A: Alternative energy stocks were some of the worst performers in the market downturn of the past six months. The sector was hit by both falling oil prices — which make alternative energy less attractive from an economic standpoint — and concerns that the financial crisis would force governments to table clean energy initiatives. Further, many companies in the alternative energy sector are reliant on the availability of credit — a weakness given the global credit crisis. With this as the backdrop, the fund suffered large losses in stocks such as the German solar companies Solarworld AG and Q-Cells SE, as well as the Spanish wind power company Gamesa Corp. Tecnologica SA. We continue to hold all three stocks in the fund, as we believe our long-term investment thesis remains intact.

The process of global "deleveraging" — in which leveraged investors were forced to sell their higher-risk positions — also took a toll on companies that suffered little deterioration in their fundamentals. For example, the Swiss conglomerate ABB Ltd. (a top 10 holding) fell 60% during the period even though the company confirmed that it had not experienced any order cancellations and only a minor slippage of future orders. We believe this serves as a prime example of how even the strongest companies in the fund's universe nonetheless fell sharply due to the weakness in the broader investment environment.

Q: What are some key factors in the current investment backdrop?

A: The continued easing in energy prices, along with tight credit conditions, likely means that government spending will be the key driver of the renewable energy sector in the short-to-medium term. We believe clean energy is a convenient policy tool that addresses four major issues: energy security, the economy, employment and climate change. While the importance of government spending means political risk is a key factor, it also means that there may be substantial upside for many companies in this investment universe.

The United States has the largest market for climate change initiatives. While the United States is currently behind Europe in implementing regulations, that could change under the Obama administration. In fact, some changes already have occurred. Most notably, the historic $700 billion bailout bill included tax credits for wind and solar. The solar industry gained an eight-year extension (through 2016) of the 30% tax credit for residential solar installations, and the $2,000 tax credit cap for residential solar electric installations was eliminated.

The Obama administration is expected to offer substantial subsidies to many of the industries and companies in which DWS Climate Change Fund invests. For example, Obama plans $150 billion in spending over 10 years to accelerate the development of alternative energy sources. The goal is to reduce US petroleum demand by an amount equal to the 3.5 million barrels a day which is currently being imported from unfriendly Venezuela and the volatile Persian Gulf. The spending would likely be $15 billion a year over the next 10 years, with the goal of spurring commercial development of alternative energy, wind, biomass and solar, and more energy-efficient buildings and automobiles. We believe proposals such as these will ultimately be a positive catalyst for the types of companies we hold in the fund.

A discussion of the investment environment as it relates to the fund's investment universe must also include valuations. When the fund opened a little over a year ago, the strong state of the global economy and long-running bull market in equities meant that valuations were expensive for the stock market in general, and for alternative energy stocks in particular. Now, however, the sharp decline in the broader market has brought valuations back to more reasonable levels. We believe the fund, by virtue of our strategy of maintaining a higher-than-normal cash position that we have been able to put to work, has been well positioned to take advantage of these more attractive valuations. However, given the high level of risk in the market, we believe effective stock picking will be extremely important in the year ahead. We believe our combination of top-down and bottom-up analysis should help us construct a portfolio that can navigate an environment characterized by both elevated risk and potentially attractive opportunities.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/08	5/31/08

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	11/30/08	5/31/08

United States	47%	37%
Germany	16%	16%
France	8%	11%
Switzerland	6%	4%
Spain	4%	9%
Denmark	3%	2%
Canada	3%	1%
United Kingdom	3%	6%
Netherlands	3%	2%
Austria	3%	3%
Other	4%	9%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	11/30/08	5/31/08

Industrials	58%	63%
Utilities	20%	14%
Materials	9%	7%
Financials	4%	2%
Information Technology	3%	7%
Health Care	3%	—
Consumer Staples	2%	—
Consumer Discretionary	1%	6%
Energy	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2008 (28.3% of Net Assets)	Country	Percent
1. Vestas Wind Systems AS Develops, manufactures, and markets wind turbines that generate electricity	Denmark	3.4%
2. General Electric Co. Diversified technology, media and financial services company	United States	3.4%
3. Emerson Electric Co. Manufacturer of electrical, electromechanical and electronic products	United States	3.2%
4. Siemens AG Manufacturer of electrical and electronic equipment	Germany	3.1%
5. PG&E Corp. Provider of electric and gas utilities	United States	2.8%
6. Bayer AG Produces and markets health care products	Germany	2.7%
7. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	United States	2.7%
8. Q-Cells SE Develops, produces and sells mono- and polycrystalline, silicon-based solar cells	Germany	2.5%
9. ABB Ltd. Manufacturer of equipment and provider of services to the oil and gas petrochemicals industries	Switzerland	2.3%
10. FPL Group, Inc. Provider of electric energy	United States	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 99.0%
Austria 2.8%
Andritz AG	20,497	477,259
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) "A"	24,876	1,102,037
(Cost $3,286,217)		1,579,296
Belgium 0.5%
Umicore (Cost $899,198)	16,581	299,196
Canada 3.1%
Canadian Hydro Developers, Inc.*	210,258	459,227
Canadian National Railway Co.	15,454	563,430
Potash Corp. of Saskatchewan, Inc.	12,400	764,336
(Cost $2,807,069)		1,786,993
Denmark 3.4%
Vestas Wind Systems AS* (Cost $2,902,202)	43,510	1,977,818
Finland 0.5%
Fortum Oyj (Cost $333,193)	12,750	256,073
France 7.5%
Alstom SA	12,439	663,359
GDF Suez	17,060	686,469
Nexans SA	15,260	900,138
Saft Groupe SA	15,170	390,831
Schneider Electric SA	9,708	613,829
Veolia Environnement	43,100	1,074,996
(Cost $5,851,156)		4,329,622
Germany 15.5%
Bayer AG	29,727	1,544,659
E.ON AG	8,730	307,741
K+S AG	20,362	923,044
Q-Cells SE*	43,265	1,456,974
SGL Carbon AG*	39,085	1,023,926
Siemens AG (Registered)	29,681	1,789,452
SMA Solar Technology AG*	7,630	351,626
Solarworld AG	48,374	870,245
Vossloh AG	5,272	488,822
Wacker Chemie AG	1,757	178,545
(Cost $11,341,708)		8,935,034
Greece 0.4%
Terna Energy SA (Cost $601,962)	51,176	230,218
Ireland 0.3%
Kingspan Group PLC (Cost $422,527)	42,935	174,399
Japan 0.6%
Daikin Industries Ltd. (Cost $662,212)	12,910	339,742
Netherlands 2.9%
Ballast Nedam NV (CVA)	20,758	278,474
Chicago Bridge & Iron Co. NV (NY Registered Shares)	71,700	729,189
Imtech NV	9,000	137,997
Koninklijke Boskalis Westminster NV (CVA)	18,377	525,511
(Cost $2,679,266)		1,671,171
Norway 0.7%
Renewable Energy Corp. AS* (Cost $793,791)	41,259	390,114
Portugal 1.4%
EDP — Energias de Portugal SA (Cost $1,250,031)	227,529	773,698
Spain 3.6%
Acciona SA	2,686	244,054
Gamesa Corp. Tecnologica SA	70,433	1,184,552
Iberdrola Renovables*	197,200	663,539
(Cost $4,366,784)		2,092,145
Switzerland 6.6%
ABB Ltd. (Registered)*	100,934	1,304,356
BKW FMB Energie AG	7,436	684,387
Sulzer AG (Registered)	10,329	555,866
Syngenta AG (Registered)	6,995	1,244,370
(Cost $4,741,659)		3,788,979
United Kingdom 3.0%
PV Crystalox Solar PLC	139,795	245,952
Rotork PLC	24,473	295,209
RPS Group PLC	278,477	543,408
SIG PLC	100,288	268,688
The Weir Group PLC	67,441	357,245
(Cost $4,684,655)		1,710,502
United States 46.2%
Altair Nanotechnologies, Inc.*	58,429	88,228
American Superconductor Corp.*	19,616	256,773
Applied Materials, Inc.	68,099	652,388
Archer-Daniels-Midland Co.	34,400	941,872
Calgon Carbon Corp.*	44,330	566,094
CLARCOR, Inc.	15,502	497,769
Cooper Industries Ltd. "A"	26,961	650,839
Covanta Holding Corp.*	41,468	827,287
Cree, Inc.*	13,407	212,903
Donaldson Co., Inc.	16,493	564,391
Emerson Electric Co.	51,736	1,856,805
Ener1, Inc.*	21,400	172,056
Energy Recovery, Inc.*	74,990	525,680
Entergy Corp.	5,218	444,052
First Solar, Inc.*	5,805	724,696
Fluor Corp.	13,858	631,093
FPL Group, Inc.	25,652	1,250,792
Fuel Tech, Inc.*	19,100	168,844
FuelCell Energy, Inc.*	59,997	261,587
General Electric Co.	113,900	1,955,663
ITC Holdings Corp.	22,456	943,152
Itron, Inc.*	3,000	142,140
Johnson Controls, Inc.	41,554	733,844
Kaydon Corp.	12,864	396,854
Layne Christensen Co.*	15,550	351,119
Monsanto Co.	14,580	1,154,736
Ormat Technologies, Inc.	11,000	331,100
PG&E Corp.	43,190	1,642,948
Plum Creek Timber Co., Inc. (REIT)	35,038	1,247,002
Polycom, Inc.*	16,000	301,280
Power Integrations, Inc.*	25,765	471,500
Quanta Services, Inc.*	44,000	715,440
Rayonier, Inc.	29,171	974,311
Shaw Group, Inc.*	25,491	469,034
SunPower Corp. "B"*	9,000	234,180
Tetra Tech, Inc.*	54,373	1,089,635
United Technologies Corp.	31,608	1,533,936
Valmont Industries, Inc.	10,491	580,152
(Cost $36,360,951)		26,562,175
Total Common Stocks (Cost $83,984,581)		56,897,175

Cash Equivalents 1.3%
Cash Management QP Trust, 2.01% (a) (Cost $785,484)	785,484	785,484
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $84,770,065)+	100.3	57,682,659
Other Assets and Liabilities, Net	(0.3)	(201,523)
Net Assets	100.0	57,481,136
* Non-income producing security
+ The cost for federal income tax purposes was $85,494,555. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $27,811,896. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $468,275 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,280,171.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 29,078,357
Level 2	28,604,302
Level 3	—
Total	$ 57,682,659

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $83,984,581)	$ 56,897,175
Investment in Cash Management QP Trust (cost $785,484)	785,484
Total investments, at value (cost $84,770,065)	57,682,659
Cash	327,471
Foreign currency, at value (cost $243,851)	232,581
Receivable for investments sold	1,913,901
Receivable for Fund shares sold	248,816
Dividends receivable	71,275
Interest receivable	6,932
Foreign taxes recoverable	24,128
Due from Advisor	40,952
Other assets	52,839
Total assets	60,601,554
Liabilities
Payable for investments purchased	2,810,680
Payable for Fund shares redeemed	177,367
Accrued management fee	29,566
Other accrued expenses and payables	102,805
Total liabilities	3,120,418
Net assets, at value	$ 57,481,136
Net Assets Consist of
Undistributed net investment income	91,114
Net unrealized appreciation (depreciation) on: Investments	(27,087,406)
Foreign currency	(11,990)
Accumulated net realized gain (loss)	(34,155,667)
Paid-in capital	118,645,085
Net assets, at value	$ 57,481,136

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($30,860,085 ÷ 5,963,830 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.17
Maximum offering price per share (100 ÷ 94.25 of $5.17)	$ 5.49

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,362,095 ÷ 2,997,608 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.12
Class S Net Asset Value, offering and redemption price(a) per share ($9,201,410 ÷ 1,773,472 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.19
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,057,546 ÷ 396,428 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.19
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $37,137)	$ 597,347
Interest	8,510
Interest — Cash Management QP Trust	96,813
Total Income	702,670
Expenses: Management fee	475,740
Administration fee	47,574
Services to shareholders	108,242
Distribution and service fees	171,531
Professional fees	60,183
Custodian fee	29,885
Trustees' fees and expenses	2,984
Reports to shareholders	54,814
Offering expense	33,263
Registration fees	30,197
Other	8,284
Total expenses before expense reductions	1,022,697
Expense reductions	(128,888)
Total expenses after expense reductions	893,809
Net investment income (loss)	(191,139)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(31,285,090)
Foreign currency	(90,795)
(31,375,885)
Change in net unrealized appreciation (depreciation) on: Investments	(31,899,077)
Foreign currency	(18,548)
(31,917,625)
Net gain (loss)	(63,293,510)
Net increase (decrease) in net assets resulting from operations	$ (63,484,649)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2008 (Unaudited)	Period Ended May 31, 2008*
Operations: Net investment income (loss)	$ (191,139)	$ 214,488
Net realized gain (loss)	(31,375,885)	(2,781,445)
Change in net unrealized appreciation (depreciation)	(31,917,625)	4,818,229
Net increase (decrease) in net assets resulting from operations	(63,484,649)	2,251,272
Distributions to shareholders from: Net realized gains:
Class A	—	(12,108)
Class C	—	(6,646)
Class S	—	(6,549)
Institutional Class	—	(1,245)
Total distributions	—	(26,548)
Fund share transactions: Proceeds from shares sold	38,733,353	122,645,650
Reinvestment of distributions	—	19,150
Cost of shares redeemed	(30,737,745)	(16,928,850)
Redemption fees	4,448	5,055
Net increase (decrease) in net assets from Fund share transactions	8,000,056	105,741,005
Increase (decrease) in net assets	(55,484,593)	107,965,729
Net assets at beginning of period (initial capital)	112,965,729	5,000,000
Net assets at end of period (including undistributed net investment income of $91,114 and $282,253, respectively)	$ 57,481,136	$ 112,965,729
* For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.05
Net realized and unrealized gain (loss)	(5.21)	.35
Total from investment operations	(5.22)	.40
Less distributions from: Net realized gains	—	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 5.17	$ 10.39
Total Return (%)[d,e]	(50.24)**	3.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	59
Ratio of expenses before expense reductions (%)	2.02*	2.38*
Ratio of expenses after expense reductions (%)	1.75*	1.75*
Ratio of net investment income (loss) (%)	(.27)*	.74*
Portfolio turnover rate (%)	93**	63**
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.00)***
Net realized and unrealized gain (loss)	(5.17)	.34
Total from investment operations	(5.21)	.34
Less distributions from: Net realized gains	—	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 5.12	$ 10.33
Total Return (%)[d,e]	(50.44)**	3.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	28
Ratio of expenses before expense reductions (%)	2.81*	3.22*
Ratio of expenses after expense reductions (%)	2.50*	2.50*
Ratio of net investment income (loss) (%)	(1.02)*	(.01)*
Portfolio turnover rate (%)	93**	63**
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period from September 6, 2007 (commencement of operations) to May  31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.41	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	.07
Net realized and unrealized gain (loss)	(5.22)	.35
Total from investment operations	(5.22)	.42
Less distributions from: Net realized gains	—	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 5.19	$ 10.41
Total Return (%)[d]	(50.14)**	4.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	14
Ratio of expenses before expense reductions (%)	1.78*	2.25*
Ratio of expenses after expense reductions (%)	1.50*	1.50*
Ratio of net investment income (loss) (%)	(.02)*	.99*
Portfolio turnover rate (%)	93**	63**
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.40	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	.07
Net realized and unrealized gain (loss)	(5.21)	.34
Total from investment operations	(5.21)	.41
Less distributions from: Net realized gains	—	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 5.19	$ 10.40
Total Return (%)[d]	(50.10)**	4.07**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	12
Ratio of expenses before expense reductions (%)	1.61*	2.12*
Ratio of expenses after expense reductions (%)	1.50*	1.50*
Ratio of net investment income (loss) (%)	(.02)*	.99*
Portfolio turnover rate (%)	93**	63**
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Climate Change Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through May 31, 2008, the Fund incurred approximately $2,058,000 net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2009.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax position for the open tax year as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and were amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $94,543,836 and $81,943,767, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee at an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from May 1, 2008 to September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly, for the six months ended November 30, 2008, the fee pursuant to the Investment Management Agreement aggregated $475,740, of which $37,288 was waived, resulting in an annualized effective rate of 0.92% of the Fund's average daily net assets.

In addition, for the six months ended November 30, 2008, the Advisor reimbursed the Fund $11,950 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the six months ended November 30, 2008, the Advisor accrued an Administration Fee of $47,574, of which $4,722 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 41,814	$ 41,814
Class C	18,598	18,598
Class S	5,378	5,378
Institutional Class	625	614
	$ 66,415	$ 66,404

Distribution and Service Agreement. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended November 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2008
Class C	$ 88,289	$ 9,426

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at November 30, 2008	Annualized Effective Rate
Class A	$ 53,764	$ 4,405	$ 1,119.20%
Class C	29,478	8,841	—	.18%
	$ 83,242	$ 13,246	$ 1,119

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2008 aggregated $39,176.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended November 30, 2008, the CDSC for Class C shares aggregated $15,958. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended November 30, 2008, DIDI received $4,215 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,749, of which $6,841 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2008		Period Ended May 31, 2008*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,218,285	$ 19,168,754	6,022,176	$ 60,621,674
Class C	747,886	6,306,745	2,825,630	28,375,100
Class S	1,374,425	13,155,027	1,936,234	19,790,687
Institutional Class	10,701	102,827	1,382,684	13,858,189
		$ 38,733,353		$ 122,645,650
Shares issued to shareholders in reinvestment of distributions
Class A	—	—	929	$ 9,593
Class C	—	—	371	3,823
Class S	—	—	467	4,824
Institutional Class	—	—	89	910
		—		$ 19,150
Shares redeemed
Class A	(1,892,222)	$ (13,377,869)	(510,338)	$ (4,923,583)
Class C	(477,589)	(3,212,993)	(223,690)	(2,155,671)
Class S	(993,182)	(7,319,937)	(669,472)	(6,310,073)
Institutional Class	(739,252)	(6,826,946)	(382,794)	(3,539,523)
		$ (30,737,745)		$ (16,928,850)
Redemption fees		$ 4,448		$ 5,055
Net increase (decrease)
Class A	326,063	$ 5,794,801	5,512,767	$ 55,709,927
Class C	270,297	3,093,757	2,602,311	26,225,656
Class S	381,243	5,835,617	1,267,229	13,485,592
Institutional Class	(728,551)	(6,724,119)	999,979	10,319,830
		$ 8,000,056		$ 105,741,005
Initial capital
Class A	—	$ —	125,000	$ 1,250,000
Class C	—	—	125,000	1,250,000
Class S	—	—	125,000	1,250,000
Institutional Class	—	—	125,000	1,250,000
		$ —		$ 5,000,000
* For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DIMA, in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

•At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

•The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

•The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

•In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and DeAMi to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and DeAMi. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the three-month period ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund outperformed its benchmark for that period. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper Inc., noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Trustees observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	WRMAX	WRMCX	WRMSX	WRMIX
CUSIP Number	23337G 860	23337G 852	23337G 845	23337G 837
Fund Number	446	746	2046	1446

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        January 28, 2009